Exhibit 10.9

CONFIDENTIAL TREATMENT REQUESTED

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMENDMENT

TO

DEVELOPMENT AND SUPPLY AGREEMENT

This Amendment ( “Amendment”) to the Development and Supply Agreement by and between Intuitive Surgical, Inc. (“Intuitive”), and Luna Innovations Incorporated (“Luna”, and collectively with Intuitive, the “Parties”) dated June 11, 2007 (the “Original Agreement”), is made and entered into as of January 12, 2010.

BACKGROUND

A.	The Parties amended the Original Agreement by an Amendment No. X dated May 20, 2008, to replace Exhibit 2.1 to the Original Agreement. The Original Agreement as amended by Amendment No. X shall be referred to as the “Agreement”.

B.	As a part of settlement of certain litigation between Luna and Hansen Medical, Inc. (“Hansen”), Luna seeks to modify certain provisions of the Agreement such that it may provide Hansen with a co-exclusive (with Intuitive) license to its fiber optic shape sensing/localization technology within a certain field as defined in a License Agreement Between Intuitive and Luna having the same date as this Amendment (the “New Intuitive License”).

C.	In connection with this settlement, Luna and Intuitive desire to amend the Agreement to allow the co-exclusive license of certain technologies by Luna to Hansen and to permit Luna to engage in certain development work for Hansen, as well as modify the patent enforcement provisions and make various other changes to the Agreement desired by the Parties.

D.	On December 11, 2009, Luna met and satisfied the Second Milestone contemplated by the Agreement, thus completing its development obligations. The Parties, however, expect that Intuitive may desire Luna to perform further development work under the Agreement and this Amendment provides for that possibility in the future.

E.	All terms not defined in this Amendment shall have the meanings assigned to them in the Agreement or the New Intuitive License (and any defined in both shall have the meaning assigned in the latter).

F.	Now, therefore, the Parties hereby agree to the following terms and conditions, the adequate mutual consideration for which is hereby acknowledged.

AGREEMENT

1. Amendment of Preamble.

The Preamble of the Agreement is amended in its entirety to read as follows:

This Development and Supply Agreement (the “Agreement”) is made and entered into on June 11, 2007, (the “Effective Date”) by and between Intuitive Surgical, Inc., a Delaware corporation, having a principal place of business at 1266 Kifer Road, Building 101, Sunnyvale, California 94086-5304 and its Affiliates (acting jointly and severally, individually and collectively, “Intuitive”) and Luna Innovations Incorporated, a Delaware corporation having a principal place of business at 1703 S. Jefferson Street SW, Suite 400, Roanoke, Virginia 24016 and its Affiliates (acting jointly and severally, individually and collectively, “Luna”). As used in this Agreement, each of Intuitive and Luna is a “Party” and collectively they are the “Parties.”

2. Amendment of Definitions.

2.1 Affiliates. Section 1.1 of the Agreement is amended in its entirety to read as follows:

“Affiliates” means any corporation or other entity that is directly or indirectly controlling, controlled by or under common control with a Party. For purposes of this definition, “control” of an entity means the direct or indirect ownership of securities representing fifty percent (50%) or more of the total voting power entitled to vote in elections of such entity’s board of directors or other governing authority, or equivalent interests conferring the power to direct or cause the direction of the governance or policies of such entity.

2.2 Field. Section 1.14 of the Agreement is amended in its entirety to read as follows:

“Field” means the field of [****].

2.3 Integrated Product. Section 1.18 of the Agreement is amended in its entirety to read as follows:

“Integrated Product” means, collectively, the Luna Product and the Intuitive Product as a physically integrated product for commercialization, distribution, or use under this Agreement solely within the Field.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.4 Intuitive Product. Section 1.24 of the Agreement is amended in its entirety to read as follows:

“Intuitive Product” means any Intuitive [****] into which Intuitive may wish to physically integrate the Luna Product for manufacture, use, offer for sale, sale, importation, commercialization or distribution under this Agreement solely within the Field.

2.5 Milestones. Section 1.33 of the Agreement is amended in its entirety to read as follows:

“Milestones” means the Development Program Milestones, as set forth in Exhibit 2.1, as may be amended from time to time by the mutual agreement of Luna and Intuitive.

2.6 Shape-Sensing Product. Section 1.40 of the Agreement is amended in its entirety to read as follows:

“Shape-Sensing Product” means a device, product or system that makes use of or implements FOSSL Technology.

2.7 Technology. Section 1.42 of the Agreement is amended in its entirety to read as follows:

“Technology” means any technical information, know-how, processes, procedures, methods, formulae, protocols, techniques, software, computer code (including both object and source code), documentation, works of authorship, data, designations, designs, devices, prototypes, substances, components, inventions (whether or not patentable), mask works, ideas, trade secrets and other information or materials, in tangible or intangible form.

2.8 FOSSL Technology. Section 1 of the Agreement is amended to add the following new Section 1.46:

1.46	“Fiber Optic Shape Sensing/Localization Technology” or “FOSSL Technology” means [****].

2.9 New Intuitive License. Section 1 of the Agreement is amended to add the following new Section 1.47:

1.47	“New Intuitive License” means the License Agreement Between Intuitive and Luna dated as of January 12, 2010.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.10 Product. Section 1 of the Agreement is amended to add the following new Section 1.48:

1.48	“Product” means any device, instrument, diagnostic, therapeutic, product, system, application, or services.

2.11 Luna Product. Section 1.31 of the Agreement is amended in its entirety to read as follows:

1.31	“Luna Product” means any Product involving or relating to Fiber Optic Shape Sensing/Localization Technology developed by or for Luna under this Agreement (which Luna Product will in any event include an optical fiber sensor component with a connector (“Sensor”) and a device or box containing, among other things, computer software and computer hardware components designed, among other things, to receive, analyze, interpret and output Sensor shape, position, orientation and/or location information (“Interrogator”)).

3. Amendment of Licenses and Patent Enforcement.

3.1 Luna to Intuitive. In acknowledgement of the terms and provisions contained in the New Intuitive License, Sections 4 and 9.4.1 of the Agreement are hereby deleted. For purpose of clarity, nothing in the New Intuitive License shall be considered to prohibit, limit, or otherwise restrict Luna from marketing, selling, or distributing any products or services, including without limitation, any Shape-Sensing Products or services, outside the Field or from developing and manufacturing products for Hansen either within or outside the Field.

3.2 Intuitive to Luna. The [****] of the license granted by Intuitive to Luna pursuant to clause (ii) of Section 9.4.2 of the Agreement shall be deemed amended to the limited extent necessary to allow Intuitive to [****].

3.3 Patent Enforcement. Section 9.7 of the Agreement shall be subject to Section 4.2 of the New Intuitive License and shall be subject to Section 5.2(a) of the License Agreement Between Hansen and Luna of even date herewith. The first sentence of Section 9.7 of the Agreement shall be amended in its entirety to read as follows:

[****]

The last sentence of Section 9.7 of the Agreement shall be amended in its entirety to read as follows:

[****]

3.4 Background Intellectual Property. The following clause beginning Section 9.1 of the Agreement “Subject to the licenses granted under this Agreement, as between the Parties,” is amended in its entirety to read as “Subject to the licenses granted under this Agreement and the New Intuitive License, as between the Parties,”.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3.5 New Intellectual Property. Section 9.2 of the Agreement is clarified to read as follows:

New Intellectual Property. To the extent that one or more Parties acquires, licenses, or creates any Technology in connection with the Development Program, subject to the licenses granted under this Agreement and the New Intuitive License (but without imposing on Intuitive an obligation to disclose any invention disclosures, trade secrets and know how, proprietary information, technical data, documentation, concepts, processes, formulae, systems, equipment apparatuses, software, designs, drawings, plans, specifications and the like in which Intuitive has rights or any similar, corresponding or equivalent rights anywhere in the world), as between the Parties, ownership of Technology and all Intellectual Property Rights therein (“New Intellectual Property”) shall be as follows:

3.6 Intuitive New Intellectual Property. Section 9.2.2 of the Agreement is clarified to read as follows:

Intuitive shall own all right, title and interest in all New Intellectual Property related to [****]. Luna agrees to reasonably cooperate, at Intuitive’s cost, in the preparation, filing, prosecution, and maintenance of any Intuitive New Intellectual Property that are jointly invented by the Parties.

4. Amendment regarding Development.

4.1 Future Development Work. The Parties agree that Intuitive may request Luna to perform additional development work under Section 2 of the Agreement (“Development Work”). In order to do so, the Parties shall agree upon a new Exhibit 2.1 setting forth Milestones and Luna Product Specifications. Subject to the mutual reasonable agreement on Milestones and Luna Product Specifications and payment for Development Work pursuant to Section 5 below, and further subject to Section 14 of the Agreement, Luna agrees to perform Development Work under Section 2 of the Agreement for a period of [****] from the date of this Amendment.

4.2 Annual Review. The following new Section 2.7 shall be added to the Agreement, which shall replace Section 6.5 of the Agreement:

2.7

Annual Review. The Project Managers, or at Intuitive’s request, the Chief Technology Officers of the Parties, shall engage in an annual review (including a meeting) of the development of FOSSL Technology for use in or in connection with the [****] Field. Luna shall respond to any reasonable requests by Intuitive for further information in the form of (1) copies of any then-existing reports, summaries, memorandums, articles, invention disclosures, patents and patent applications, in each case (A) to the extent not already disclosed to Intuitive and (B) in any event (i)

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

excluding inventor notebooks, incomplete draft documents and mere email correspondence (but not excluding attached documents to the extent constituting the foregoing documents), and (ii) excluding any information restricted from disclosure to Intuitive under third party confidentiality obligations, or (2) Luna may prepare a document fulfilling such request that provides the substance of the responsive information that otherwise would be provided pursuant to clause (1). The foregoing shall exclude software source code and related documentation and algorithms designed for the purpose of incorporation into source code (without limiting Section 2.8 below). However, the foregoing obligation shall not require Luna to generate any new documents, reports or other materials that do not already exist (except to the extent Luna elects, in its sole discretion, to pursue (2) above instead of (1)) and shall not require Luna to provide Intuitive with training with respect to any inventions or Technology contained or described by the claims of such Licensed Patents.

4.3 Source Code Escrow. The following new Section 2.8 shall be added to the Agreement:

2.8

Source Code Escrow. Luna shall deposit in escrow all source code for software necessary to operate the Luna Product (including source code for software within the Interrogator, as may exist as of the date hereof and as updated), as imaged on a hard drive with all of the files and utilities necessary to compile or synthesize the source code, together with any documentation, libraries, tools, utilities and other related materials reasonably necessary for the installation, testing, deployment, operation, modification or use of such software source code (collectively, “Luna Product Deposit Materials”) with [****]. Luna shall periodically update such Luna Product Deposit Materials with the latest versions thereof, but no less frequently than once each calendar quarter. The Luna Product Deposit Materials shall be released to Intuitive in the event any of the following occurs (but not in any other case): (i) refusal of Luna to perform continued development, maintenance, upgrading, or support of the software within the Luna Product Deposit Materials under Luna’s standard rates or under other reasonable and customary terms (it being understood that Luna has no obligation to do so hereunder outside of the Development Program or outside of obligations arisen from the triggering of Standby Rights under Section 8.3) or failure of Luna to provide such services after agreeing to do so (following notice and an opportunity to cure such failure within [****], and (ii) the bankruptcy, liquidation or insolvency of Luna or an assignment for the benefit of creditors by Luna. All fees and

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expenses payable to [****] for the establishment and maintenance of such escrow arrangement shall be borne and paid by Intuitive. Within [****] days following the date of this Amendment, the Parties shall negotiate and enter into an escrow agreement between the Parties and [****] to establish the escrow arrangement described above under the terms and conditions described above (and other reasonable and customary terms and conditions). Luna shall make the initial deposit of the materials described above into escrow within [****] after such escrow agreement is entered into.

4.4 Regulatory Requirements. The following provision shall be added in its entirety after the last sentence of Section 7.3.1 of the Agreement:

Luna shall cooperate with Intuitive to provide any software source code with respect to the Luna Product and the Integrated Product to the extent required by any applicable law, rule or regulation, including regulatory requirements of the FDA and other applicable governmental entities concerning the Luna Product or the Integrated Product within such time periods as reasonably required for compliance with the applicable laws, rules or regulations.

5. Amendment of Supply Obligations.

5.1 No Minimum Annual Commitment. Section 5.4.2 of the Agreement is hereby deleted. The last two sentences of Section 7.1 of the Agreement are hereby deleted.

5.2 Purchase of Sensors. Section 5.4.3 of the Agreement is amended in its entirety to read as follows:

5.4.3. Purchase of Optical Fiber and Sensors. Intuitive shall have the right to purchase optical fiber or Sensors from suppliers other than Luna, and to package, and connectorize optical fiber into individual Sensors, and Luna shall assist Intuitive in identifying such suppliers and answer inquires from Intuitive and/or such suppliers regarding such packaging and/or connectorizing processes. Notwithstanding anything in this Agreement to the contrary, in the event that Intuitive purchases optical fiber or Sensors from a third-party vendor, Luna does not guarantee, represent, or warrant (and affirmatively disclaims any guaranty, representation, or warranty) that the combination of such optical fiber or third-party Sensors will be compatible with the Interrogators or that the integrated Shape-Sensing Product will meet the Luna Product Specifications.

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6. Payment for Development Work[****].

6.1 Payment for Development Work. Subject to Section 5.3 below, Intuitive shall pay Luna for the Development Work performed by Luna personnel at Luna’s reasonable commercial hourly rates for development work and other direct development costs (materials at a cost plus normal commercial burden). These rates are subject to annual reasonable adjustment not to exceed [****]. Luna has previously provided Intuitive with its 2010 hourly rates. Luna shall invoice Intuitive for Development Work on a calendar monthly basis.

6.2 Audit Rights. Luna shall keep and maintain complete and accurate books, records, and accounts as may be reasonably required to confirm the amounts invoiced by it for Development Work. Intuitive shall have the right once per twelve month period, upon reasonable advance notice and during normal business hours, to have an independent third party auditor (one that is not otherwise engaged by Intuitive for other auditing or tax purposes) audit such books, records, and accounts to verify the accuracy of such invoices. Such audit shall be at Intuitive’s expense, except that if such audit concludes that Intuitive made an overpayment of at least the greater of (i) [****] of the actual amount due and (ii) [****], subject to an opportunity by Luna to reasonably contest the conclusions of such audit, such audit shall be at Luna’s sole expense. Luna shall promptly refund to Intuitive the amount of any such overpayment.

6.3 Credit of [****] against Development Work and Commercial Transfer Price. Until an aggregate cumulative credit or discount of [****] has been reached, (i) Intuitive shall be entitled a [****]% discount on all Development Work invoiced by Luna to Intuitive and/or (ii) [****] discount to the Commercial Transfer Price for Luna Products supplied (as used in Section 6.4 of the Agreement). Notwithstanding the foregoing, to the extent any materials are included in the Development Work, the [****]% discount shall only be applied against Luna’s mark-up above cost (i.e., [****]% of the mark-up, not [****]% of the cost plus mark-up).

6.4 [****] Fee. Section 6.3 of the Agreement is amended in its entirety to read as follows:

6.3. [****] Fee. In addition to the Licensing Fee and the Development Fees described in Section 6.1 and 6.2, Intuitive shall pay to Luna a non-refundable (except as provided in Section 14.2.1(a)), [****].

7. Term and Termination.

7.1 Term. Section 14.1 of the Agreement is amended in its entirety to read as follows:

Subject to Section 14.2.5, this Agreement shall continue in full force and effect for a [****] period from date of the Amendment, unless earlier terminated pursuant to the other provisions of this Section 14 (the “Term”). [****]. The Term may be extended by mutual written agreement of the Parties prior to the expiration of the initial Term.

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7.2 Termination for Breach of [****] License. Section 14.2.1(a) of the Agreement is amended in its entirety to read as follows:

(a)	in the event Luna breaches [****] the license [****] described in Section 14.1, after failure to cure pursuant to the following notice. In the event Intuitive believes that Luna has breached the [****] license [****], Intuitive shall provide Luna with written notice describing same and Luna shall have [****] to cure such breach. In the event of termination by Intuitive pursuant to this Section 14.2.1(a), nothing herein shall be deemed to affect the license granted by Luna to Intuitive pursuant to Section 2.1 of the New Intuitive License [****]. In addition, Intuitive shall have the right to seek additional legal recourse for intentional breach of the [****] license granted pursuant to Section 2.1 of the New Intuitive License.

7.3 Failure to [****]. Section 14.2.1(b) of the Agreement is amended in its entirety to read as follows:

(b)	in the event Luna is unable to satisfy [****], after failure to cure pursuant to the following notice. In the event Intuitive believes that Luna has not [****]. Within ten (10) business days of Intuitive’s request, Luna shall make all commercially reasonable efforts to allow Intuitive to [****]. In the event of termination by Intuitive under this Section 14.2.1(b), nothing herein shall be deemed to affect the license granted by Luna to Intuitive pursuant to Section 2.1 of the New Intuitive License [****] and Luna shall be obligated to mitigate future expenditures or commitment of funds. The foregoing shall be Intuitive’s sole remedy and Luna’s sole liability for [****]. However, Intuitive reserves the right to seek other legal recourse for Luna’s intentional breach [****]. Termination pursuant to this Section 14.2.1(b) shall not terminate Intuitive’s obligation to pay (i) amounts accrued as of the date of termination [****].

7.4 Certain Conforming Changes. The phrase “and shall maintain the licenses [****] granted under Sections 4 and 9.” in Section 14.2.1(c) of the Agreement and Section 14.2.1(d) of the Agreement, where such phrase appears twice, shall in each instance be replaced by the following words:

“and shall maintain the license granted by Luna to Intuitive pursuant to Section 2.1 of the New Intuitive License.”

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7.5 Termination By Luna. Section 14.2.2(a) of the Agreement is amended in its entirety to read as follows:

(a)	in the event Intuitive breaches a material obligation of the Agreement, after Luna has provided written notice and following a cure period of twenty-one (21) days. In the event of termination by Luna under this Section 14.2.2(a), Luna shall have the right to seek additional legal recourse.

8. Miscellaneous. Except as specifically provided for herein, all of the terms and conditions of the Agreement shall remain in full force and effect. In the event of a conflict or inconsistency between the terms and conditions contained in this Amendment and the Agreement, the provisions herein shall prevail. This Amendment, the Agreement and the New Intuitive License contain the entire agreement and understanding of Intuitive and Luna with subject matter hereof, except to the limited extent another agreement is specifically referenced herein.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives as of the date set forth above.

LUNA INNOVATIONS INCORPORATED	INTUITIVE SURGICAL, INC.

By:	/s/ Kent A. Murphy	By:	/s/ Mark Meltzer

Name:	Kent A. Murphy	Name:	Mark Meltzer

Title:	CEO	Title:	SVP GC

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMENDMENT No. 2

to the

Intuitive-Luna Development Supply Agreement dated June 11, 2007 (“Original Agreement”)

between

INTUITIVE SURGICAL, INC. (“Intuitive”)

and

LUNA INNOVATIONS, INC. (“Luna”)

This Amendment No. 2 is entered into by and between Intuitive and Luna on April 27, 2010 (“Amendment Date”).

BACKGROUND

A.	Intuitive and Luna agreed to amend the Original Agreement by Amendment No. X dated May 20, 2008 to replace Exhibit 2.1 of the Original Agreement. The Original Agreement as amended by Amendment No. X shall be referred to as the “Agreement”.

B.	As part of settlement of certain litigation between Luna and Hansen Medical, Inc. (“Hansen”), Intuitive and Luna agreed to amend the Agreement by Amendment dated January 12, 2010 (“Amendment No. 1”). The Agreement as amended by the Amendment No.1 shall be referred to as the “Amended Agreement”.

C.	On December 11, 2009, Luna met and satisfied the Second Milestone contemplated by the Amended Agreement, thus completing its development obligations. Intuitive now desires Luna to perform further development work under the Amended Agreement and this Amendment No. 2 represents the agreement between Intuitive and Luna regarding the new development work for 2010.

D.	Section 6 of Amendment No. 1 provides that Intuitive shall pay Luna for further development work at its previously provided 2010 hourly rates and other direct development costs (materials at a cost plus normal commercial burden), subject to a [****]% discount until Intuitive has received a $[****] cumulative credit or discount.

E.	Intuitive now desires for Luna to perform $[****] of development work in 2010. [****]

Intuitive and Luna agree to amend the Amended Agreement as follows:

1.	Terms not defined in this Amendment No. 2 shall have the meaning assigned to them in the Amended Agreement.

2.	Milestones and Luna Product Specifications (Exhibit 2.1) to the Amended Agreement are hereby deleted in their entirety and replaced by new Milestones and Luna Product Specifications (Exhibit 2.1) attached to this Amendment.

3.	In 2010, Intuitive hereby requests that Luna perform up to $[****] of Development Work pursuant to Exhibit 2.1 attached hereto. [****] Per Section 6.1 of Amendment No. 1, Intuitive shall pay Luna for this requested Development Work based on monthly invoices, which will be on net 30 payment terms. [****]

4.	Except as specifically provided for herein, all of the terms and conditions of the Agreement shall remain in full force and effect. In the event of a conflict or inconsistency between the terms and conditions contained in this Amendment No. 2 and the Amended Agreement, the provisions herein shall prevail.

1

IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to be executed as of the Amendment Date.

INTUITIVE SURGICAL, INC.		LUNA INNOVATIONS, INC.

Sign:	/s/ David Rosa	Sign:	/s/ Kent A. Murphy
Name:	David Rosa	Name:	Kent A. Murphy
Title:	VP, Product Development	Title:	CEO
Date:	4/20/10	Date:	April 27, 2010

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT 2.1

MILESTONES AND LUNA PRODUCT SPECIFICATIONS

[****]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.